MET INVESTORS SERIES TRUST

LORD ABBETT BOND DEBENTURE PORTFOLIO

SUPPLEMENT DATED NOVEMBER 25, 2015

TO THE

SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2015

The Board of Trustees of Met Investors Series Trust (“MIST”) approved a proposal to reorganize the Lord Abbett Bond Debenture Portfolio, a series of MIST (the “Acquired Portfolio”), into Western Asset Management Strategic Bond Opportunities Portfolio, a series of Metropolitan Series Fund (“MSF”) (the “Acquiring Portfolio”). The reorganization is subject to, among other conditions, approval by shareholders of the Acquired Portfolio. If the shareholders of the Acquired Portfolio approve the merger proposal, then the Acquired Portfolio will transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the Acquired Portfolio shareholders will receive shares of the Acquiring Portfolio in exchange for their Acquired Portfolio shares. If approved by shareholders, the reorganization is expected to be completed on or about May 1, 2016.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

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